                                                                 EXHIBIT (e) (2)
[LOGO] AIG American General

                                               Part B Life Insurance Application

[ ]  American General Life Insurance Company, Houston, TX

[ ]  The United States Life Insurance Company in the City of New York,
     New York, NY

Members of American International Group, Inc.

In this application, "Company" refers to the insurance company whose name is checked above.

The insurance company checked above is solely responsible for the obligation and payment of benefits under any policy that it may issue. No other company shown is responsible for such obligations or payments.

================================================================================
                              Personal Information
================================================================================

1.   Primary Proposed Insured

     Name                                    Date of Birth                    Social Security #
          ----------------------------------               -----------------                     --------------

--------------------------------------------------------------------------------

2.   Other Proposed Insured

     Name                                    Date of Birth                    Social Security #
          ----------------------------------               -----------------                     --------------

--------------------------------------------------------------------------------

3.   Children (Provide name and date of birth for all children.)

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

================================================================================
                                 Medical History
================================================================================

4.   Physician Information

     Name and address of each proposed insured's personal physician(s). (Write None if proposed insured(s) do not have one.)

          Primary Proposed Insured
                                   ---------------------------------------------

          Other Proposed Insured
                                 -----------------------------------------------

          Child(ren)
                    ------------------------------------------------------------

     Name of insured, date, reason, findings and treatment at last visit
                                                                         -------

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

--------------------------------------------------------------------------------

5.   Height and Weight

     Primary Proposed Insured        ft.        in.         lbs. Other Proposed Insured          ft.       in.          lbs.
                              ------     ------    --------                             --------    -------    --------

     Child Name                                       ft.        in.       lbs. If less than 1 yr. old, weight at birth
                ------------------------------ ------     ------     -----                                              -------

     Child Name                                       ft.        in.       lbs. If less than 1 yr. old, weight at birth
                ------------------------------ ------     ------     -----                                              -------

     Child Name                                       ft.        in.       lbs. If less than 1 yr. old, weight at birth
                ------------------------------ ------     ------     -----                                              -------

     Has any proposed insured had any weight change in excess of 10 lbs. in the past year? [ ] yes  [ ] no If yes, complete:

     Name                                      Loss     lbs. Gain     lbs. Reason
          ------------------------------------      ----          ----            -----------------------------

--------------------------------------------------------------------------------

6.   Family History

                    Age if   Age at
                    Living   Death             Heart Disease?                               Cancer History?
                    ------   ------   ---------------------------------   -------------------------------------------------
Primary Proposed
Insured
Father                                [ ] No [ ] Yes, age of onset        [ ] No [ ] Yes, age of onset       Type
                    ------   ------                                ----                                ----       ---------
Mother                                [ ] No [ ] Yes, age of onset        [ ] No [ ] Yes, age of onset       Type
                    ------   ------                                ----                                ----       ---------
Other Proposed
Insured
Father                                [ ] No [ ] Yes, age of onset        [ ] No [ ] Yes, age of onset       Type
                    ------   ------                                ----                                ----       ---------
Mother                                [ ] No [ ] Yes, age of onset        [ ] No [ ] Yes, age of onset       Type
                    ------   ------                                ----                                ----       ---------

AGLC100566-2003                                                      Page 1 of 4

--------------------------------------------------------------------------------

7.   Personal Health History

     Complete questions A through G for all proposed insureds who are applying. If yes answer applies to any proposed insured, provide details, such as: proposed insured's name, date of first diagnosis, name and address of doctor, tests performed, test results, medication(s) or recommended treatment in the area provided.

     A. Has any proposed insured ever been diagnosed as having, been treated for, or consulted a licensed health care provider for:

          1) heart disease, heart attack, chest pain, irregular heartbeat, heart murmur, high cholesterol, high blood pressure or other
               disorder of the heart?                             [ ] yes [ ] no

          2)   a blood clot, aneurysm, stroke, or other disease, disorder or
               blockage of the arteries or veins?                 [ ] yes [ ] no

          3)   cancer, tumors, masses, cysts or other such
               abnormalities?                                     [ ] yes [ ] no

          4)   diabetes, a disorder of the thyroid or other glands or a disorder
               of the immune system, blood or lymphatic system?   [ ] yes [ ] no

          5)   colitis, hepatitis or a disorder of the esophagus, stomach,
               liver, pancreas, gall bladder or intestine?        [ ] yes [ ] no

          6)   a disorder of the kidneys, bladder, prostate or reproductive
               organs or sugar or protein in the urine?           [ ] yes [ ] no

          7)   asthma, bronchitis, emphysema, sleep apnea or other breathing or
               lung disorder?                                     [ ] yes [ ] no

          8) seizures, a disorder of the brain or spinal cord or other nervous system abnormality, including a mental or nervous disorder?
                                                                  [ ] yes [ ] no

          9)   arthritis, muscle disorders, connective tissue disease or other
               bone or joint disorders?                           [ ] yes [ ] no

          (If any question above is answered yes, explain.)

             Name of Proposed Insured                        Details
          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

     B. Is any proposed insured currently taking any medication, treatment or therapy or under medical observation?
          (If yes, explain.)                                      [ ] yes [ ] no

             Name of Proposed Insured                        Details
          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

     C. Has any proposed insured in the past three years had but not sought treatment for:

          1)   fainting spells, nervous disorder, headaches, convulsions or
               paralysis?                                         [ ] yes [ ] no

          2)   any pain or discomfort in the chest or shortness of breath?
                                                                  [ ] yes [ ] no

          3)   disorders of the stomach, intestines or rectum, or blood in the
               urine?                                             [ ] yes [ ] no

          (If any question above is answered yes, explain.)

             Name of Proposed Insured                        Details
          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

AGLC100566-2003                                                     Page 2 of 4

--------------------------------------------------------------------------------

     If yes answer applies to any proposed insured, provide details, such as: proposed insured's name, date of first diagnosis, name and address of doctor, tests performed, test results, medication(s) or recommended treatment in the area provided.

     D.   Has any proposed insured ever:

          1) sought or received advice, counseling or treatment by a medical professional for the use of alcohol or drugs, including
               prescription drugs?                                [ ] yes [ ] no

          2) used cocaine, marijuana, heroin, controlled substances or any other drug, except as legally prescribed by a
               physician?                                         [ ] yes [ ] no

          (If yes answered to D1 or D2, complete Drug/Alcohol Questionnaire.)

     E. Has any proposed insured ever been diagnosed or treated by any member of the medical profession for AIDS
          Related Complex (ARC) or Acquired Immune Deficiency Syndrome (AIDS)?
          (If yes, explain.)                                      [ ] yes [ ] no

          Name of Proposed Insured                           Details
          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

     F.   In the past 10 years, has any proposed insured:

          1)   been hospitalized, consulted a health care provider or had any
               illness, injury or surgery?                        [ ] yes [ ] no

          2)   had any laboratory tests, treatments or diagnostic procedures,
               including x-rays, scans or EKGs?                   [ ] yes [ ] no

          3)   been advised to have any diagnostic test, hospitalization or
               treatment that was not completed?                  [ ] yes [ ] no

          4) received or claimed disability or hospital indemnity benefits or a pension for any injury, sickness, disability or impaired
               condition?                                         [ ] yes [ ] no

          (If any question above is answered yes, explain.)

          Name of Proposed Insured                           Details
          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

     G. Does any proposed insured have any symptoms or knowledge of any other condition that is not disclosed above? (If yes, explain.) [ ] yes [ ] no

          Name of Proposed Insured                           Details
          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

AGLC100566-2003                                                      Page 3 of 4

================================================================================
                            Statements and Signatures
================================================================================

Statement by the Proposed Insured(s)

I have read the above statements or they have been read to me. They are true and complete to the best of my knowledge and belief. I understand that this application: (1) will consist of Part A, Part B, and if applicable, related forms; and (2) shall be the basis for any policy issued. I understand that any misrepresentation contained in this application and relied on by the Company may be used to reduce or deny a claim or void the policy if: (1) it is within its contestable period; and (2) such misrepresentation materially affects the acceptance of the risk. Except as may be provided in a Limited Temporary Life Insurance Agreement (LTLIA), I understand and agree that no insurance will be in effect pursuant to this application, or under any new policy issued by the Company, unless or until: the policy has been delivered and accepted; the full first modal premium for the issued policy has been paid; and there has been no change in the health of any proposed insured that would change the answers to any questions in the application.

I understand and agree that no agent is authorized to: accept risks or pass upon insurability; make or modify contracts; or waive any of the insurer's rights or requirements.

Fraud

Any person who, with intent to defraud or facilitate a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement may be guilty of insurance fraud.

Proposed Insured(s) Signature(s)


Signed at (city, state)                            On (date)
                       ---------------------------          --------------------


X                                                  X
 -------------------------------------------------  ----------------------------
 Primary Proposed Insured (If under age 15,          Other Proposed Insured (If
 signature of parent or guardian)                    under age 15, signature
                                                     of parent or guardian)

Signature(s) of Interviewer(s)

To be signed by all interviewers, as applicable

I certify that the information supplied by the proposed insured(s) has been truthfully and accurately recorded on the Part B application.

--------------------------------------------------  ----------------------------
Writing Agent Name (please print)                   Writing Agent #


X                                                   X
 -------------------------------------------------   ---------------------------
Writing Agent Signature                              Countersigned (Licensed
                                                     resident agent if state
                                                     required)

I certify that the information supplied by the proposed insured(s) has been truthfully and accurately recorded on the Part B application.

--------------------------------------------------  ----------------------------
Other Company Representative Name (please print)    Company


X
 -------------------------------------------------
 Other Company Representative Signature

Paramedical Examiner/Medical Doctor Signature

Agent should inform paramed or medical doctor of proper location to send form upon completion.

I certify that this exam was conducted the   day of              , 20  , at
                                           --       -------------    --    -----
[ ] am [ ] pm

Examiner's Address
                      ----------------------------
Examiner's Phone #    (      )
                      ----------------------------
Examiner's Name
                      ----------------------------


Examiner's Signature X
                      ----------------------------

Paramed: Use company stamp below.

AGLC100566-2003                                                      Page 4 of 4

================================================================================
                             Physical Measurements
================================================================================

1.   Primary Proposed Insured

     A. Name
             -------------------------------------------------------------

     B. Build: Height (in shoes)              ft.                in. Weight (clothed)            lbs. (Please weigh insured.)
                                 ------------     ---------------                      ----------

     C. Blood Pressure (Record all readings.)

         If blood pressure exceeds 140/90, please repeat determination at end of examination and record in space provided.
         Treated [ ] yes [ ] no Rx
                                   -----------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                             Initial Measurement              Repeat Measurement
---------------------------------------------------------------------------------------------------------------
                 Systolic BP
---------------------------------------------------------------------------------------------------------------
      Diastolic 5th Phase BP
---------------------------------------------------------------------------------------------------------------
                  Pulse Rate
---------------------------------------------------------------------------------------------------------------
     Irregularities Per Min.
---------------------------------------------------------------------------------------------------------------

     D. Other (Males only) : Chest (Full Inspiration)       Chest (Forced Expiration)       Abdomen (at Umbilicus)
                                                      -----                           -----                        -----
---------------------------------------------------------------------------------------------------------------

2.   Other Proposed Insured

     A. Name
               ------------------------------------------------------------

     B. Build: Height (in shoes)          ft.          in. Weight (clothed)           lbs. (Please weigh insured.)
                                 --------     --------                      ---------

     C. Blood Pressure (Record all readings.)

     If blood pressure exceeds 140/90, please repeat determination at end of examination and record in space provided.
     Treated [ ] yes [ ] no Rx
                               -----------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                             Initial Measurement              Repeat Measurement
---------------------------------------------------------------------------------------------------------------
                 Systolic BP
---------------------------------------------------------------------------------------------------------------
      Diastolic 5th Phase BP
---------------------------------------------------------------------------------------------------------------
                  Pulse Rate
---------------------------------------------------------------------------------------------------------------
     Irregularities Per Min.
---------------------------------------------------------------------------------------------------------------

     D. Other (Males only) : Chest (Full Inspiration)       Chest (Forced Expiration)       Abdomen (at Umbilicus)
                                                      -----                           -----                        -----

================================================================================
                       Report By Examining Medical Doctor
================================================================================

Instructions to doctor:

To be completed in private by doctor only. This report is confidential between the Company and the doctor. Examination of heart and lungs must be with stethoscope against bare skin.

     1. Name of person examined
                                ---------------------------------------------------------------------------------------------

     2. Did you weigh proposed insured?                                                                        [ ] yes [ ] no

     3. Is appearance unhealthy or older than stated age?                                                      [ ] yes [ ] no

     4. Heart

          a.   Is there any cyanosis, edema, or evidence of peripheral vascular disease, arteriosclerosis or
               other cardiovascular disorder?                                                                    [ ] yes [ ] no

          b.   Is heart enlarged? (If yes, describe.)                                                            [ ] yes [ ] no
                                                      ---------------------------------------------------------

          c.   Is murmur present? (If yes, complete 4d.)                                                         [ ] yes [ ] no
                                                         ------------------------------------------------------

          d.   Before exercise, murmur is:

               [ ] Constant Transmitted to where?
                                                  -----------------------------------------------------------------------------

               [ ] Inconstant Localized at: [ ] Apex [ ] Base [ ] Elsewhere

               [ ] Systolic (Give details.)
                                            -----------------------------------------------------------------------------------

               [ ] Diastolic Murmur grade: 1/6 2/6 3/6 4/6 5/6 6/6 (please circle)

               After valsalva, murmur is:

               [ ] Unchanged [ ] Decreased [ ] Increased [ ] Absent

               Your impression
                               ------------------------------------------------------------------------------------------------

               ----------------------------------------------------------------------------------------------------------------

               ----------------------------------------------------------------------------------------------------------------

AGLC100566-2003                                                      Exam page 1

-------------------------------------------------------------------------------------------------------------------------------

Report by Examining Medical Doctor (continued)

     5. Has this examination revealed any abnormality of the following: (Circle applicable items if listed.)

          a)   Eyes, ears, nose, mouth and throat? (If vision or hearing markedly impaired,
               indicate degree and correction.)                                                                  [ ] yes [ ] no

          b)   Endocrine system (including thyroid)?                                                             [ ] yes [ ] no

          c)   Nervous system (including reflexes, gait, paralysis)?                                             [ ] yes [ ] no

          d)   Respiratory system?                                                                               [ ] yes [ ] no

          e)   Abdomen (including scars)?                                                                        [ ] yes [ ] no

          f)   Genito-urinary system?                                                                            [ ] yes [ ] no

          g)   Skin (including scars), lymph nodes, blood vessels (including varicose veins)?                    [ ] yes [ ] no

          h)   Musculoskeletal system (including spine, joints, amputations, deformities)?                       [ ] yes [ ] no

     6.   Do you have any pertinent information not disclosed above? (If yes, describe in question 9.)           [ ] yes [ ] no

     7.   Have any of the following been completed in conjunction with this exam?                                [ ] yes [ ] no

          [ ] Blood [ ] Urine [ ] EKG [ ] Stress Test [ ] Chest x-ray

     8.   Specimen kit
          Please indicate where and when specimen kit was sent    [ ] CRL   [ ] Other           Date mailed
                                                                                      ---------             ----------

     9.   Details of yes answers to Questions 1-6

          ---------------------------------------------------------------------------------------------------------------------

          ---------------------------------------------------------------------------------------------------------------------

          ---------------------------------------------------------------------------------------------------------------------

          ---------------------------------------------------------------------------------------------------------------------

          ---------------------------------------------------------------------------------------------------------------------

          ---------------------------------------------------------------------------------------------------------------------

     10.  Are you related to the proposed insured by blood or marriage or do you have any business or professional
          relationship with the proposed insured? (If yes, explain.)                                             [ ] yes [ ] no

          ---------------------------------------------------------------------------------------------------------------------

          ---------------------------------------------------------------------------------------------------------------------

================================================================================
                                   Signatures
================================================================================

Paramedical Examiner/Medical Doctor Signature

     I certify that this exam was conducted the           day of                 , 20        , at            [ ] am [ ] pm
                                                ---------        ---------------     --------     ---------

          Location of Exam
                             --------------------------------------------------------------------------------------------------

          Authorized By
                             --------------------------------------------------------------------------------------------------

          Examiner's Address
                             --------------------------------------------------------------------------------------------------

          Examiner's Phone #
                             --------------------------------------------------------------------------------------------------

          Examiner's Name
                             --------------------------------------------------------------------------------------------------


          Examiner's Signature X
                                -----------------------------------------------------------------------------------------------

Paramed: Use company stamp below.

AGLC100566-2003                                                      Exam page 2